EXHIBIT 99.1


The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

SABR-05FR3                                     ****** This has not yet been comforted by accountants  ******



    Implied FL           Implied FL6
          3.38            3.741527577          ACA  ~  Stress
                                               --------------------------------------------
        3.7577            4.065639656          CPR                   15%
        4.0035            4.217349141          Severity              25%
        4.2628            4.400736447          Lag                    12
        4.4695            4.529696897          Fail triggers
        4.6517            4.736899198          Maturity
        4.6956            4.772190148          Adv P&I              100%
        4.7753            4.841150605
        4.8525            4.909393085          M3
        4.9227            4.973019273          --------------------------------------------
        4.9839            5.032574632          CDR                            16.975
        5.0359            5.091631693          Cum Loss%                      13.08%
        5.0851             5.13999556
        5.1326            5.185362676
        5.1798            5.233032144
        5.2243            5.278038435
        5.2669            5.280690658
        5.3605            5.409104376
        5.3504            5.401008985
        5.3901            5.441179439
        5.4332            5.486634648
        5.4735            5.527969047
        5.5148             5.56938591
        5.5568            5.612718556
        5.5986            5.654854659
        5.6399            5.695130426
        5.6824            5.738303249
        5.7241            5.779938047
        5.7643            5.820812258
        5.8055            5.908800438
        5.8462            5.950248857
        5.8854            6.037517061
        5.9258            6.054260584
        5.9649            6.117251135
        6.0054            6.135129726
        6.0434            6.054947637
        6.2846             6.30105867
        6.3188            6.402567205
        6.1599            6.124631456
         6.406            6.491080587
        6.2394            6.205752984
         6.489            6.439423914
        6.5187            6.898794264
        5.9361            5.954701542
        6.6155            6.755568397
        6.4425            6.465364353
        6.6947            6.834371594
        6.5274            6.543946994
         6.789            6.808074323
         6.826            6.911171644
        6.6529            6.622315206
        6.9031            6.985564941
        6.7318            6.689465804
        6.9948            6.929782385
        7.0261            7.402061436
        6.3843            6.388076885
        7.1051            7.231663054
        6.9087            6.910693996
         7.173            7.299384887
        6.9725            6.984404225
        7.2234            7.227754378
        7.2692            7.347609363
        7.0652            7.024777664
         7.327            7.407820726
        7.1296            7.086630496
        7.4015            7.333778815
        7.4363             7.82155373
        6.7469            6.758304106
        7.5066            7.643235947
        7.3004             7.31331367
        7.5806            7.719390872
        7.3713             7.38885572
        7.6483            7.661738474
        7.6943            7.807867703
        7.4822            7.469654773
        7.7703            7.884444747
        7.5561             7.55228512
        7.8322            7.793486137
        7.8858            8.153856029
        7.4108            7.437342396
        7.9397            8.081210628
        7.7417            7.755752239
        8.0376            8.178846706
        7.8158             7.83008418
        8.1144            8.128804235
         8.152            8.241085697
         7.927            7.888435205
        8.2294            8.319805834
        7.9998            7.961315947
        8.3054            8.240513075
        8.3441            8.747800231
        7.5695             7.58911357
        8.4123            8.557637039
         8.186            8.201491816
        8.4977            8.643190688
        8.2613            8.276911977
        8.5758            8.600399676
        8.5986            8.691403655
        8.3744            8.335883043
        8.6921            8.784055909
        8.4503            8.411695478
        8.7707            8.704806139
        8.8089            9.220715733
        7.9895            8.005321183
        8.8857            9.034105201
        8.6362             8.66136133
        8.9471            9.096097457
        8.7123            8.728596073
        9.0413            9.062161791
        9.0719            9.166960222
        8.8252            8.786562551
        9.1586            9.253369873
        8.9013            8.862723681
        9.2375            9.180361135
        9.2596            9.680289868
        8.4131             8.43028055
        9.3553            9.507312387
        9.0902            9.111765561
        9.4245            9.576556307
        9.1673            9.183700169
        9.5126            9.533206081
        9.5431            9.666395614
        9.2816            9.277865689
        9.6122            9.734916906
        9.3564            9.342397753
        9.7061            9.668249078
        9.7346            10.02145644
        9.1489            9.161808076
        9.8175            9.966355709
        9.5371             9.54953556
        9.8908            10.04067652
         9.605            9.622232583


The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

SABR 2005-FR3

Aladdin Runs 1
to Maturty
12 Mon Lag       Triggers Failing
First $ Prin Wrietdown
100PPC

        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
        LBOR FLAT                                LBOR FLAT                                    LBOR FLAT
        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       10.82          11.45%          13.74       8.63            12.01%          14.51       7.177            12.41%        15.05
        ----------------------------------------------------------------------------------------------------------------------------


        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
        Fwd Libor                                Fwd Libor                                    Fwd Libor

        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       9.983          10.78%          14.07      7.947            11.25%           14.8       6.602            11.59%        15.32
        ----------------------------------------------------------------------------------------------------------------------------


        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
               Fwd Libor + 200                  Fwd Libor + 200                             Fwd Libor + 200
        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       8.741           9.73%          14.58       6.96            10.11%          15.26       5.781            10.38%        51.74
        ----------------------------------------------------------------------------------------------------------------------------


Aladdin Runs 2
to Maturty
12 Mon Lag       Triggers Failing
First $ Prin Wrietdown
50PPC

        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
        LBOR FLAT                                LBOR FLAT                                    LBOR FLAT
        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       11.457         18.60%          20.27      9.177            20.32%          21.83       7.652            21.65%        22.89
        ----------------------------------------------------------------------------------------------------------------------------


        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
        Fwd Libor                                Fwd Libor                                    Fwd Libor
        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       10.422         17.63%          21.09      8.332            19.15%          22.55       6.942            20.30%        23.55
        ----------------------------------------------------------------------------------------------------------------------------


        40 % Severity                           50% Severity                                60% Severity
        ----------------------------------------------------------------------------------------------------------------------------
               Fwd Libor + 200                  Fwd Libor + 200                             Fwd Libor + 200
        ----------------------------------------------------------------------------------------------------------------------------
          CDR          Cum Loss          WAL        CDR            Cum Loss          WAL         CDR            Cum Loss        WAL
          ---          --------          ---        ---            --------          ---         ---            --------        ---
B2       9.078          16.25%          22.22      7.284            17.57%          23.52       6.084            18.57%        24.38
        ----------------------------------------------------------------------------------------------------------------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

       A2A         ****** This has not yet been comforted by accountants  ******

                       75% PPC

Period         Date         Principal        Interest        Cash Flow          Balance
Total                     73,746,000.00    3,533,557.26    77,279,557.26

        0    27-Jul-05                0               0                0     73,746,000.00
        1    25-Aug-05     2,617,945.86      207,922.75     2,825,868.61     71,128,054.14
        2    25-Sep-05     2,598,549.99      214,372.05     2,812,922.04     68,529,504.16
        3    25-Oct-05     2,579,455.95      199,877.72     2,779,333.67     65,950,048.20
        4    25-Nov-05     2,560,775.33      198,766.12     2,759,541.45     63,389,272.87
        5    25-Dec-05     2,542,424.90      184,885.38     2,727,310.28     60,846,847.98
        6    25-Jan-06     2,524,322.16      183,385.64     2,707,707.80     58,322,525.82
        7    25-Feb-06     2,506,385.67      175,777.61     2,682,163.28     55,816,140.15
        8    25-Mar-06     2,488,367.96      151,943.94     2,640,311.90     53,327,772.19
        9    25-Apr-06     2,470,365.12      160,723.98     2,631,089.10     50,857,407.06
       10    25-May-06     2,452,119.10      148,334.10     2,600,453.21     48,405,287.96
       11    25-Jun-06     2,412,309.16      145,888.16     2,558,197.32     45,992,978.80
       12    25-Jul-06     2,370,589.46      134,146.19     2,504,735.65     43,622,389.33
       13    25-Aug-06     2,329,586.49      131,473.03     2,461,059.53     41,292,802.84
       14    25-Sep-06     2,289,287.98      124,451.92     2,413,739.90     39,003,514.86
       15    25-Oct-06     2,249,681.88      113,760.25     2,363,442.13     36,753,832.98
       16    25-Nov-06     2,210,756.33      110,771.97     2,321,528.30     34,543,076.65
       17    25-Dec-06     2,172,499.69      100,750.64     2,273,250.33     32,370,576.95
       18    25-Jan-07     2,134,900.51       97,561.32     2,232,461.83     30,235,676.44
       19    25-Feb-07     2,097,947.53       91,126.97     2,189,074.50     28,137,728.90
       20    25-Mar-07     2,064,650.72       76,597.15     2,141,247.87     26,073,078.19
       21    25-Apr-07     2,006,221.28       78,581.36     2,084,802.64     24,066,856.91
       22    25-May-07     1,971,782.41       70,195.00     2,041,977.41     22,095,074.50
       23    25-Jun-07     1,937,931.46       66,592.10     2,004,523.56     20,157,143.04
       24    25-Jul-07     1,904,658.41       58,791.67     1,963,450.08     18,252,484.63
       25    25-Aug-07     1,871,953.42       55,010.96     1,926,964.38     16,380,531.21
       26    25-Sep-07     1,839,129.56       49,369.10     1,888,498.66     14,541,401.65
       27    25-Oct-07     1,803,812.51       42,412.42     1,846,224.93     12,737,589.13
       28    25-Nov-07     1,772,886.93       38,389.68     1,811,276.61     10,964,702.21
       29    25-Dec-07     1,742,488.75       31,980.38     1,774,469.14      9,222,213.45
       30    25-Jan-08     1,712,609.01       27,794.73     1,740,403.74      7,509,604.44
       31    25-Feb-08     1,683,238.89       22,633.11     1,705,872.00      5,826,365.55
       32    25-Mar-08     1,654,369.70       16,427.11     1,670,796.81      4,171,995.85
       33    25-Apr-08     1,625,304.67       12,573.93     1,637,878.60      2,546,691.18
       34    25-May-08     1,597,434.17        7,427.85     1,604,862.02        949,257.01
       35    25-Jun-08       949,257.01        2,860.96       952,117.97                 0


                                  100%

Period         Date          Principal        Interest        Cash Flow          Balance
Total                     73,746,000.00    2,622,381.04    76,368,381.04

        0    27-Jul-05                0               0                0     73,746,000.00
        1    25-Aug-05     3,576,737.05      207,922.75     3,784,659.80     70,169,262.95
        2    25-Sep-05     3,527,359.68      211,482.36     3,738,842.04     66,641,903.27
        3    25-Oct-05     3,479,308.63      194,372.22     3,673,680.85     63,162,594.64
        4    25-Nov-05     3,432,604.26      190,365.04     3,622,969.31     59,729,990.38
        5    25-Dec-05     3,387,072.89      174,212.47     3,561,285.36     56,342,917.49
        6    25-Jan-06     3,342,542.86      169,811.29     3,512,354.16     53,000,374.63
        7    25-Feb-06     3,298,845.38      159,737.24     3,458,582.62     49,701,529.24
        8    25-Mar-06     3,255,583.78      135,298.61     3,390,882.39     46,445,945.46
        9    25-Apr-06     3,212,841.67      139,982.92     3,352,824.59     43,233,103.79
       10    25-May-06     3,170,213.80      126,096.55     3,296,310.35     40,062,889.99
       11    25-Jun-06     3,098,386.28      120,745.10     3,219,131.38     36,964,503.72
       12    25-Jul-06     3,024,687.24      107,813.14     3,132,500.38     33,939,816.48
       13    25-Aug-06     2,952,734.74      102,290.84     3,055,025.57     30,987,081.74
       14    25-Sep-06     2,882,487.48       93,391.62     2,975,879.10     28,104,594.26
       15    25-Oct-06     2,813,905.15       81,971.73     2,895,876.89     25,290,689.10
       16    25-Nov-06     2,746,948.39       76,223.33     2,823,171.72     22,543,740.72
       17    25-Dec-06     2,681,578.75       65,752.58     2,747,331.33     19,862,161.96
       18    25-Jan-07     2,617,758.72       59,862.35     2,677,621.07     17,244,403.24
       19    25-Feb-07     2,555,451.65       51,972.72     2,607,424.37     14,688,951.59
       20    25-Mar-07     2,497,265.49       39,986.59     2,537,252.08     12,191,686.10
       21    25-Apr-07     2,418,078.57       36,744.39     2,454,822.96      9,773,607.53
       22    25-May-07     2,360,880.68       28,506.36     2,389,387.03      7,412,726.85
       23    25-Jun-07     2,305,031.31       22,341.14     2,327,372.45      5,107,695.53
       24    25-Jul-07     2,250,498.74       14,897.45     2,265,396.18      2,857,196.80
       25    25-Aug-07     2,197,251.96        8,611.27     2,205,863.23        659,944.84
       26    25-Sep-07       659,944.84        1,989.00       661,933.84                 0
       27    25-Oct-07
       28    25-Nov-07
       29    25-Dec-07
       30    25-Jan-08
       31    25-Feb-08
       32    25-Mar-08
       33    25-Apr-08
       34    25-May-08
       35    25-Jun-08



                                   150%

Period         Date          Principal        Interest        Cash Flow         Balance
Total                     73,746,000.00    2,067,463.55    75,813,463.55

        0    27-Jul-05                0               0                0     73,746,000.00
        1    25-Aug-05     4,609,039.05      207,922.75     4,816,961.80     69,136,960.95
        2    25-Sep-05     4,513,504.23      208,371.12     4,721,875.34     64,623,456.73
        3    25-Oct-05     4,421,346.65      188,485.08     4,609,831.73     60,202,110.07
        4    25-Nov-05     4,332,425.70      181,442.47     4,513,868.17     55,869,684.38
        5    25-Dec-05     4,246,409.30      162,953.25     4,409,362.55     51,623,275.08
        6    25-Jan-06     4,162,970.84      155,586.82     4,318,557.66     47,460,304.23
        7    25-Feb-06     4,081,790.75      143,040.08     4,224,830.83     43,378,513.48
        8    25-Mar-06     4,002,256.73      118,085.95     4,120,342.69     39,376,256.75
        9    25-Apr-06     3,924,390.01      118,675.66     4,043,065.68     35,451,866.74
       10    25-May-06     3,847,578.37      103,401.28     3,950,979.65     31,604,288.37
       11    25-Jun-06     3,733,887.62       95,251.81     3,829,139.43     27,870,400.75
       12    25-Jul-06     3,619,055.14       81,288.67     3,700,343.81     24,251,345.61
       13    25-Aug-06     3,507,747.29       73,090.86     3,580,838.15     20,743,598.32
       14    25-Sep-06     3,399,856.02       62,518.90     3,462,374.92     17,343,742.30
       15    25-Oct-06     3,295,276.60       50,585.92     3,345,862.51     14,048,465.70
       16    25-Nov-06     3,193,907.50       42,340.51     3,236,248.02     10,854,558.20
       17    25-Dec-06     3,095,650.32       31,659.13     3,127,309.45      7,758,907.88
       18    25-Jan-07     3,000,409.65       23,384.49     3,023,794.14      4,758,498.23
       19    25-Feb-07     2,908,093.01       14,341.58     2,922,434.60      1,850,405.22
       20    25-Mar-07     1,850,405.22        5,037.21     1,855,442.43                 0
       21    25-Apr-07
       22    25-May-07
       23    25-Jun-07
       24    25-Jul-07
       25    25-Aug-07
       26    25-Sep-07
       27    25-Oct-07
       28    25-Nov-07
       29    25-Dec-07
       30    25-Jan-08
       31    25-Feb-08
       32    25-Mar-08
       33    25-Apr-08
       34    25-May-08
       35    25-Jun-08



The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

SABR 2005-FR3
FFTW, Inc. Requested Stress Runs

1) Subordinate Net WAC Schedule

Assumptions:

                  Run to Fail
                  Month LIBOR:      20%
                6 Month LIBOR:      20%
    Other ARM Benchmark rates:      20%
Cap Proceeds included if applicable
Optional Clean-up Call NOT exercised
Prepayment Speeds as indicated in table below

2) Excess Spread Schedule

Assumptions:
Run to Fail
Forward LIBOR with following shocks:
0% shock for 6 months;
1% shock thereafter.
Optional Clean-up Call NOT exercised
Prepayment Speeds as indicated in table below


Prepayment Speed Assumptions:

-------------------------------------
Period          FRM (CPR)   ARM (CPR)          LIBOR_1MO Vector        LIBOR_6MO Vector
-------------------------------------
            1        1.48        2.85                3.406                   3.834            3.406           0        3.834
            2        2.96        5.38                3.587                   3.947            3.587           0        3.947
            3        4.45        7.91                3.755                   4.035            3.755           0        4.035
            4        5.93       10.44                3.924                   4.106            3.924           0        4.106
            5        7.41       12.97                4.025                   4.145            4.025           0        4.145
            6        8.89       15.47                4.119                   4.171            4.119           0        4.171
            7        9.83       17.03                4.092                   4.182            5.092           0        5.182
            8       10.77       18.60                4.114                   4.197            5.114           0        5.197
            9       11.64       20.17                4.143                    4.21            5.143           0         5.21
           10       12.51       21.73                4.164                    4.22            5.164           0         5.22
           11       13.37       23.30                4.175                   4.226            5.175           0        5.226
           12       14.24       33.91                4.181                   4.231            5.181           0        5.231
           13       18.74       33.29                4.185                   4.243            5.185           0        5.243
           14       18.67       32.62                4.191                   4.247            5.191           0        5.247
           15       18.36       31.95                4.197                   4.251            5.197           0        5.251
           16       18.06       31.29                4.202                   4.257            5.202           0        5.257
           17       17.75       30.62                4.205                   4.263            5.205           0        5.263
           18       17.44       29.97                4.247                   4.271            5.247           0        5.271
           19       17.30       29.49                4.211                   4.271            5.211           0        5.271
           20       17.16       29.01                4.218                   4.279            5.218           0        5.279
           21       16.85       28.50                4.231                   4.289            5.231           0        5.289
           22       16.54       27.99                4.241                   4.297            5.241           0        5.297
           23       16.23       27.47                4.248                   4.306            5.248           0        5.306
           24       15.92       27.91                4.252                   4.317            5.252           0        5.317
           25       28.50       68.45                4.257                   4.329            5.257           0        5.329
           26       28.42       64.18                4.269                   4.342            5.269           0        5.342
           27       27.53       59.36                4.283                   4.356            5.283           0        5.356
           28       26.64       54.53                4.297                   4.367            5.297           0        5.367
           29       25.75       49.71                4.311                   4.378            5.311           0        5.378
           30       24.86       46.19                4.324                   4.389            5.324           0        5.389
           31       24.55       44.87                4.335                   4.446            5.335           0        5.446
           32       24.24       43.56                4.346                   4.454            5.346           0        5.454
           33       23.92       42.25                4.355                   4.511            5.355           0        5.511
           34       23.61       40.94                4.363                   4.492            5.363           0        5.492
           35       23.30       39.63                 4.37                   4.523             5.37           0        5.523
           36       22.98       39.15                4.376                   4.504            5.376           0        5.504
           37       24.34       41.81                4.527                   4.534            5.527           0        5.534
           38       24.30       40.91                4.533                   4.539            5.533           0        5.539
           39       24.14       40.02                4.391                    4.47            5.391           0         5.47
           40       23.98       39.12                4.535                   4.501            5.535           0        5.501
           41       23.82       38.52                4.402                   4.482            5.402           0        5.482
           42       23.66       38.02                4.554                   4.512            5.554           0        5.512
           43       23.58       37.52                4.552                   4.493            5.552           0        5.493
           44       23.50       37.02                4.123                   4.499            5.123           0        5.499
           45       23.42       36.52                4.572                   4.581            5.572           0        5.581
           46       23.34       36.02                4.429                   4.561            5.429           0        5.561
           47       23.26       35.52                4.583                   4.593            5.583           0        5.593
           48       23.18       35.04                4.441                   4.574            5.441           0        5.574
           49       23.03       34.60                4.587                   4.606            5.587           0        5.606
           50       22.98       34.16                4.603                   4.613            5.603           0        5.613
           51       22.93       33.73                 4.46                   4.543             5.46           0        5.543
           52       22.88       33.29                4.611                   4.575            5.611           0        5.575
           53       22.83       32.85                4.473                   4.557            5.473           0        5.557
           54       22.78       32.42                4.629                   4.589            5.629           0        5.589
           55       22.73       31.98                4.631                    4.57            5.631           0         5.57
           56       22.68       31.55                4.192                   4.577            5.192           0        5.577
           57       22.63       31.11                4.649                    4.66            5.649           0         5.66
           58       22.58       30.67                4.506                   4.642            5.506           0        5.642
           59       22.53       30.24                4.663                   4.675            5.663           0        5.675
           60       22.48       29.82                4.519                   4.655            5.519           0        5.655
           61       22.43       29.82                4.672                   4.687            5.672           0        5.687
           62       22.38       29.82                4.684                   4.694            5.684           0        5.694
           63       22.33       29.82                4.539                   4.622            5.539           0        5.622
           64       22.28       29.82                4.697                   4.653            5.697           0        5.653
           65       22.22       29.82                4.551                   4.633            5.551           0        5.633
           66       22.17       29.82                4.696                   4.664            5.696           0        5.664
           67       22.12       29.82                4.714                   4.643            5.714           0        5.643
           68       22.07       29.82                4.261                   4.647            5.261           0        5.647
           69       22.02       29.82                4.723                   4.729            5.723           0        5.729
           70       21.97       29.82                4.576                   4.707            5.576           0        5.707
           71       21.92       29.82                4.732                   4.738            5.732           0        5.738
           72       21.87       29.82                4.583                   4.717            5.583           0        5.717
--------------------------------------                4.74                   4.748             5.74           0        5.748
Thereafter          21.87       29.82                4.745                   4.754            5.745           0        5.754
--------------------------------------               4.597                   4.708            5.597           0        5.708
                                                     4.755                   4.742            5.755           0        5.742
                                                     4.607                   4.722            5.607           0        5.722
                                                     4.759                   4.757            5.759           0        5.757
                                                     4.776                    4.74            5.776           0         5.74
                                                     4.474                   4.748            5.474           0        5.748
                                                     4.786                   4.811            5.786           0        5.811
                                                     4.645                   4.795            5.645           0        5.795
                                                     4.809                   4.831            5.809           0        5.831
                                                     4.664                   4.815            5.664           0        5.815
                                                     4.831                   4.851            5.831           0        5.851
                                                     4.832                   4.861            5.832           0        5.861
                                                     4.695                    4.79            5.695           0         5.79
                                                     4.861                   4.825            5.861           0        5.825
                                                     4.713                   4.807            5.713           0        5.807
                                                      4.88                   4.842             5.88           0        5.842
                                                     4.888                   4.823            5.888           0        5.823
                                                     4.421                    4.83            5.421           0         5.83
                                                     4.904                   4.918            5.904           0        5.918
                                                     4.753                   4.899            5.753           0        5.899
                                                      4.91                   4.933             5.91           0        5.933
                                                     4.767                   4.913            5.767           0        5.913
                                                     4.933                   4.946            5.933           0        5.946
                                                     4.935                   4.952            5.935           0        5.952
                                                     4.786                   4.878            5.786           0        5.878
                                                     4.953                   4.911            5.953           0        5.911
                                                     4.799                   4.891            5.799           0        5.891
                                                     4.966                   4.925            5.966           0        5.925
                                                     4.959                   4.904            5.959           0        5.904
                                                     4.497                   4.911            5.497           0        5.911
                                                     4.986                   4.999            5.986           0        5.999
                                                      4.83                   4.978             5.83           0        5.978
                                                     4.993                   5.011            5.993           0        6.011
                                                     4.843                   4.991            5.843           0        5.991
                                                     5.011                   5.024            6.011           0        6.024
                                                     5.018                    5.03            6.018           0         6.03
                                                     4.861                   4.954            5.861           0        5.954
                                                     5.021                   4.987            6.021           0        5.987
                                                     4.874                   4.965            5.874           0        5.965
                                                     5.042                   4.998            6.042           0        5.998
                                                     5.038                   4.976            6.038           0        5.976
                                                     4.564                   4.982            5.564           0        5.982
                                                     5.059                    5.07            6.059           0         6.07
                                                     4.901                   5.048            5.901           0        6.048
                                                      5.07                   5.081             6.07           0        6.081
                                                     4.911                   5.058            5.911           0        6.058
                                                     5.071                   5.092            6.071           0        6.092
                                                     5.086                   5.097            6.086           0        6.097
                                                     4.926                   5.046            5.926           0        6.046
                                                     5.091                   5.079            6.091           0        6.079
                                                     4.936                   5.057            5.936           0        6.057
                                                     5.106                    5.09            6.106           0         6.09
                                                     5.107                   5.067            6.107           0        6.067
                                                     4.786                   5.073            5.786           0        6.073
                                                     5.122                   5.134            6.122           0        6.134
                                                     4.962                   5.111            5.962           0        6.111
                                                     5.133                   5.145            6.133           0        6.145
                                                     4.972                   5.122            5.972           0        6.122
                                                     5.143                   5.156            6.143           0        6.156
                                                     5.149                   5.161            6.149           0        6.161
                                                     4.989                   5.081            5.989           0        6.081
                                                      5.16                   5.116             6.16           0        6.116
                                                     4.998                   5.092            5.998           0        6.092
                                                     5.161                   5.126            6.161           0        6.126
                                                     5.176                   5.103            6.176           0        6.103
                                                     4.679                   5.108            5.679           0        6.108
                                                     5.173                   5.199            6.173           0        6.199
                                                     5.025                   5.177            6.025           0        6.177
                                                     5.197                    5.21            6.197           0         6.21
                                                     5.035                   5.187            6.035           0        6.187
                                                     5.209                   5.221            6.209           0        6.221
                                                     5.214                   5.225            6.214           0        6.225
                                                      5.05                   5.144             6.05           0        6.144
                                                     5.224                   5.177            6.224           0        6.177
                                                     5.059                   5.152            6.059           0        6.152
                                                     5.228                   5.185            6.228           0        6.185
                                                     5.238                   5.161            6.238           0        6.161
                                                     4.733                   5.164            5.733           0        6.164
                                                      5.24                   5.254             6.24           0        6.254
                                                      5.08                   5.229             6.08           0        6.229
                                                     5.253                   5.262            6.253           0        6.262
                                                     5.087                   5.236            6.087           0        6.236
                                                      5.26                   5.268             6.26           0        6.268
                                                     5.254                   5.271            6.254           0        6.271
                                                     5.096                   5.186            6.096           0        6.186
                                                     5.269                   5.218            6.269           0        6.218
                                                     5.102                   5.191            6.102           0        6.191
                                                     5.275                   5.222            6.275           0        6.222
                                                     5.277                   5.195            6.277           0        6.195
                                                     4.767                   5.197            5.767           0        6.197
                                                     5.281                   5.285            6.281           0        6.285
                                                     5.112                   5.258            6.112           0        6.258
                                                     5.275                   5.288            6.275           0        6.288
                                                     5.115                    5.26            6.115           0         6.26
                                                     5.287                    5.29            6.287           0         6.29
                                                     5.283                    5.29            6.283           0         6.29
                                                     5.118                   5.233            6.118           0        6.233
                                                      5.29                   5.262             6.29           0        6.262
                                                      5.12                   5.233             6.12           0        6.233
                                                     5.291                   5.263            6.291           0        6.263
                                                     5.277                   5.233            6.277           0        6.233
                                                      4.95                   5.233             5.95           0        6.233
                                                     5.292                   5.291            6.292           0        6.291
                                                      5.12                   5.261             6.12           0        6.261
                                                     5.291                   5.289            6.291           0        6.289
                                                     5.119                    5.26            6.119           0         6.26
                                                      5.28                   5.288             6.28           0        6.288
                                                     5.289                   5.287            6.289           0        6.287
                                                     5.117                   5.199            6.117           0        6.199
                                                     5.282                   5.227            6.282           0        6.227
                                                     5.115                   5.197            6.115           0        6.197
                                                     5.285                   5.225            6.285           0        6.225
                                                     5.279                   5.195            6.279           0        6.195
                                                     4.771                   5.194            5.771           0        6.194
                                                     5.283                   5.281            6.283           0        6.281
                                                     5.112                    5.25            6.112           0         6.25
                                                     5.281                   5.278            6.281           0        6.278
                                                     5.109                   5.248            6.109           0        6.248
                                                     5.274                   5.275            6.274           0        6.275
                                                     5.278                   5.275            6.278           0        6.275
                                                     5.106                   5.187            6.106           0        6.187
                                                     5.276                   5.215            6.276           0        6.215
                                                     5.104                   5.185            6.104           0        6.185
                                                     5.259                   5.212            6.259           0        6.212
                                                     5.272                   5.182            6.272           0        6.182
                                                      4.76                   5.181             5.76           0        6.181
                                                     5.251                   5.267            6.251           0        6.267
                                                     5.098                   5.236            6.098           0        6.236
                                                     5.267                   5.264            6.267           0        6.264
                                                     5.096                   5.234            6.096           0        6.234
                                                     5.265                   5.261            6.265           0        6.261
                                                     5.263                    5.26            6.263           0         6.26
                                                     5.093                   5.172            6.093           0        6.172
                                                     5.261                   5.199            6.261           0        6.199
                                                     5.089                   5.169            6.089           0        6.169
                                                     5.248                   5.196            6.248           0        6.196
                                                     5.256                   5.166            6.256           0        6.166
                                                     4.745                   5.165            5.745           0        6.165
                                                     5.244                    5.25            6.244           0         6.25
                                                     5.082                   5.219            6.082           0        6.219
                                                     5.251                   5.247            6.251           0        6.247
                                                      5.08                   5.216             6.08           0        6.216
                                                     5.247                   5.243            6.247           0        6.243
                                                     5.246                   5.242            6.246           0        6.242
                                                     5.075                   5.182            6.075           0        6.182
                                                     5.243                   5.209            6.243           0        6.209
                                                     5.072                   5.179            6.072           0        6.179
                                                     5.234                   5.206            6.234           0        6.206
                                                     5.237                   5.175            6.237           0        6.175
                                                     4.897                   5.173            5.897           0        6.173
                                                     5.234                   5.229            6.234           0        6.229
                                                     5.063                   5.198            6.063           0        6.198
                                                      5.22                   5.225             6.22           0        6.225
                                                     5.059                   5.194            6.059           0        6.194
                                                     5.226                   5.221            6.226           0        6.221
                                                     5.219                   5.219            6.219           0        6.219
                                                     5.054                   5.132            6.054           0        6.132
                                                     5.221                   5.158            6.221           0        6.158
                                                      5.05                   5.128             6.05           0        6.128
                                                     5.217                   5.155            6.217           0        6.155
                                                     5.201                   5.124            6.201           0        6.124
                                                     4.708                   5.122            5.708           0        6.122
                                                     5.211                   5.206            6.211           0        6.206
                                                     5.041                   5.176            6.041           0        6.176
                                                     5.203                   5.202            6.203           0        6.202
                                                     5.038                   5.173            6.038           0        6.173
                                                     5.204                     5.2            6.204           0          6.2
                                                     5.203                   5.197            6.203           0        6.197
                                                     5.033                    5.11            6.033           0         6.11
                                                     5.189                   5.137            6.189           0        6.137
                                                     5.029                   5.107            6.029           0        6.107
                                                     5.196                   5.134            6.196           0        6.134
                                                     5.184                   5.103            6.184           0        6.103
                                                     4.689                   5.101            5.689           0        6.101
                                                      5.19                   5.185             6.19           0        6.185
                                                     5.021                   5.155            6.021           0        6.155
                                                     5.187                   5.182            6.187           0        6.182
                                                     5.018                   5.151            6.018           0        6.151
                                                     5.174                   5.178            6.174           0        6.178
                                                     5.182                   5.176            6.182           0        6.176
                                                     5.012                   5.089            6.012           0        6.089
                                                     5.173                   5.116            6.173           0        6.116
                                                     5.009                   5.086            6.009           0        6.086
                                                     5.175                   5.112            6.175           0        6.112
                                                     5.168                   5.082            6.168           0        6.082
                                                      4.67                    5.08             5.67           0         6.08
                                                     5.169                   5.164            6.169           0        6.164
                                                     5.001                   5.134            6.001           0        6.134
                                                     5.166                    5.16            6.166           0         6.16
                                                     4.997                    5.13            5.997           0         6.13
                                                     5.157                   5.156            6.157           0        6.156
                                                      5.16                   5.155             6.16           0        6.155
                                                     4.992                   5.096            5.992           0        6.096
                                                     5.157                   5.122            6.157           0        6.122
                                                     4.988                   5.092            5.988           0        6.092
                                                     5.139                   5.119            6.139           0        6.119
                                                     5.151                   5.089            6.151           0        6.089
                                                     4.816                   5.087            5.816           0        6.087
                                                     5.133                   5.142            6.133           0        6.142
                                                     4.979                   5.111            5.979           0        6.111
                                                     5.144                   5.138            6.144           0        6.138
                                                     4.976                   5.108            5.976           0        6.108
                                                      5.14                   5.134             6.14           0        6.134
                                                     5.138                   5.132            6.138           0        6.132
                                                     4.971                   5.046            5.971           0        6.046
                                                     5.135                   5.072            6.135           0        6.072
                                                     4.967                   5.042            5.967           0        6.042
                                                     5.126                   5.069            6.126           0        6.069
                                                     5.129                   5.039            6.129           0        6.039
                                                      4.63                   5.037             5.63           0        6.037
                                                     5.121                   5.119            6.121           0        6.119
                                                     4.958                   5.089            5.958           0        6.089
                                                     5.122                   5.116            6.122           0        6.116
                                                     4.955                   5.085            5.955           0        6.085
                                                     5.118                   5.112            6.118           0        6.112
                                                     5.106                    5.11            6.106           0         6.11
                                                     4.949                   5.024            5.949           0        6.024
                                                     5.112                    5.05            6.112           0         6.05
                                                     4.946                    5.02            5.946           0         6.02
                                                     5.109                   5.046            6.109           0        6.046
                                                     5.107                   5.016            6.107           0        6.016
                                                      4.61                   5.014             5.61           0        6.014
                                                     5.103                   5.096            6.103           0        6.096
                                                     4.936                   5.067            5.936           0        6.067
                                                      5.09                   5.093             6.09           0        6.093
                                                     4.933                   5.063            5.933           0        6.063
                                                     5.096                   5.089            6.096           0        6.089
                                                     5.089                   5.086            6.089           0        6.086
                                                     4.927                   5.002            5.927           0        6.002
                                                      5.09                   5.028             6.09           0        6.028
                                                     4.924                   4.998            5.924           0        5.998
                                                     5.086                   5.024            6.086           0        6.024
                                                     5.071                   4.995            6.071           0        5.995
                                                      4.59                   4.993             5.59           0        5.993
                                                     5.081                   5.075            6.081           0        6.075
                                                     4.915                   5.046            5.915           0        6.046
                                                     5.073                   5.071            6.073           0        6.071
                                                     4.912                   5.042            5.912           0        6.042
                                                     5.075                   5.069            6.075           0        6.069
                                                     5.073                   5.066            6.073           0        6.066
                                                     4.907                    5.01            5.907           0         6.01
                                                      5.06                   5.036             6.06           0        6.036
                                                     4.904                   5.007            5.904           0        6.007
                                                     5.067                   5.033            6.067           0        6.033
                                                     5.056                   5.004            6.056           0        6.004
                                                     4.736                   5.002            5.736           0        6.002
                                                     5.062                   5.057            6.062           0        6.057
                                                     4.898                   5.027            5.898           0        6.027
                                                     5.059                   5.054            6.059           0        6.054
                                                     4.894                   5.025            5.894           0        6.025
                                                     5.052                    5.05            6.052           0         6.05
                                                     5.055                    5.05            6.055           0         6.05
                                                     4.891                   4.965            5.891           0        5.965
                                                     5.053                   4.992            6.053           0        5.992
                                                     4.888                   4.963            5.888           0        5.963
                                                     5.036                   4.989            6.036           0        5.989
                                                     5.049                    4.96            6.049           0         5.96
                                                     4.558                   4.959            5.558           0        5.959
                                                     5.029                   5.041            6.029           0        6.041
                                                     4.882                   5.012            5.882           0        6.012
                                                     5.044                   5.039            6.044           0        6.039
                                                      4.88                    5.01             5.88           0         6.01
                                                     5.042                   5.036            6.042           0        6.036
                                                     5.041                   5.036            6.041           0        6.036
                                                     4.877                   4.952            5.877           0        5.952
                                                     5.039                   4.978            6.039           0        5.978
                                                     4.875                    4.95            5.875           0         5.95
                                                     5.027                   4.977            6.027           0        5.977
                                                     5.036                   4.948            6.036           0        5.948
                                                     4.547                   4.947            5.547           0        5.947
                                                     5.024                   5.029            6.024           0        6.029
                                                      4.87                   5.001             5.87           0        6.001
                                                     5.032                   5.028            6.032           0        6.028
                                                     4.869                   4.999            5.869           0        5.999
                                                      5.03                   5.026             6.03           0        6.026
                                                     5.029                   5.025            6.029           0        6.025
                                                     4.866                   4.942            5.866           0        5.942
                                                     5.028                   4.968            6.028           0        5.968
                                                     4.865                    4.94            5.865           0         5.94
                                                     5.022                   4.967            6.022           0        5.967
                                                     5.026                   4.939            6.026           0        5.939
                                                     4.538                   4.938            5.538           0        5.938
                                                     5.019                    5.02            6.019           0         6.02
                                                     4.861                   4.992            5.861           0        5.992
                                                     5.023                   5.019            6.023           0        6.019
                                                      4.86                   4.991             5.86           0        5.991

            *****   Not comforted by accountants  ********

                                                                                           -----------------------
                                                                                           1 Month Libor       20
            Available Funds Cap Schedule                                                   6 Month Libor       20
                                                                                           -----------------------
                                                                                           To Maturity
                                                                                           Triggers Failing

                                                                                           ---------------------------------------
                                                                                           Prepayment Speed Assumptions:
            --------------------------------------------                                   ---------------------------------------
            Period           B-1           B-4                                             Period        FRM (CPR)       ARM (CPR)
            --------------------------------------------                                   ---------------------------------------
          - Jul27,2005                  --           --                                             1        1.48            2.85
          1 Aug25,2005               21.25        23.00                                             2        2.96            5.38
          2 Sep25,2005               21.25        23.00                                             3        4.45            7.91
          3 Oct25,2005               21.25        23.00                                             4        5.93           10.44
          4 Nov25,2005               21.25        23.00                                             5        7.41           12.97
          5 Dec25,2005               21.25        23.00                                             6        8.89           15.47
          6 Jan25,2006               21.25         5.82                                             7        9.83           17.03
          7 Feb25,2006               17.45         5.82                                             8       10.77           18.60
          8 Mar25,2006                8.47         6.44                                             9       11.64           20.17
          9 Apr25,2006                5.82         5.82                                            10       12.51           21.73
         10 May25,2006                6.01         6.01                                            11       13.37           23.30
         11 Jun25,2006               10.00        10.00                                            12       14.24           33.91
         12 Jul25,2006               10.00        10.00                                            13       18.74           33.29
         13 Aug25,2006               10.00        10.00                                            14       18.67           32.62
         14 Sep25,2006               10.00        10.00                                            15       18.36           31.95
         15 Oct25,2006               10.00        10.00                                            16       18.06           31.29
         16 Nov25,2006               10.00        10.00                                            17       17.75           30.62
         17 Dec25,2006               10.01        10.01                                            18       17.44           29.97
         18 Jan25,2007               10.01        10.01                                            19       17.30           29.49
         19 Feb25,2007               10.01        10.01                                            20       17.16           29.01
         20 Mar25,2007               10.01        10.01                                            21       16.85           28.50
         21 Apr25,2007                9.98         9.98                                            22       16.54           27.99
         22 May25,2007                9.98         9.98                                            23       16.23           27.47
         23 Jun25,2007                9.98         9.98                                            24       15.92           27.91
         24 Jul25,2007                9.97         9.97                                            25       28.50           68.45
         25 Aug25,2007                9.97         9.97                                            26       28.42           64.18
         26 Sep25,2007                9.95         9.95                                            27       27.53           59.36
         27 Oct25,2007                9.89         9.89                                            28       26.64           54.53
         28 Nov25,2007                9.87         9.87                                            29       25.75           49.71
         29 Dec25,2007                9.85         9.85                                            30       24.86           46.19
         30 Jan25,2008                9.84         9.84                                            31       24.55           44.87
         31 Feb25,2008                9.82         9.82                                            32       24.24           43.56
         32 Mar25,2008                9.85         9.85                                            33       23.92           42.25
         33 Apr25,2008               10.32        10.32                                            34       23.61           40.94
         34 May25,2008               10.65        10.65                                            35       23.30           39.63
         35 Jun25,2008               10.29        10.29                                            36       22.98           39.15
         36 Jul25,2008               10.62        10.62                                            37       24.34           41.81
         37 Aug25,2008               10.26        10.26                                            38       24.30           40.91
         38 Sep25,2008               10.27        10.27                                            39       24.14           40.02
         39 Oct25,2008               11.33        11.33                                            40       23.98           39.12
         40 Nov25,2008               10.95        10.95                                            41       23.82           38.52
         41 Dec25,2008               11.30        11.30                                            42       23.66           38.02
         42 Jan25,2009               10.91        10.91                                            43       23.58           37.52
         43 Feb25,2009               10.90        10.90                                            44       23.50           37.02
         44 Mar25,2009               12.05        12.05                                            45       23.42           36.52
         45 Apr25,2009               10.90        10.90                                            46       23.34           36.02
         46 May25,2009               11.25        11.25                                            47       23.26           35.52
         47 Jun25,2009               10.87        10.87                                            48       23.18           35.04
         48 Jul25,2009               11.22        11.22                                            49       23.03           34.60
         49 Aug25,2009               10.84        10.84                                            50       22.98           34.16
         50 Sep25,2009               10.83        10.83                                            51       22.93           33.73
         51 Oct25,2009               11.20        11.20                                            52       22.88           33.29
         52 Nov25,2009               10.83        10.83                                            53       22.83           32.85
         53 Dec25,2009               11.17        11.17                                            54       22.78           32.42
         54 Jan25,2010               10.80        10.80                                            55       22.73           31.98
         55 Feb25,2010               10.79        10.79                                            56       22.68           31.55
         56 Mar25,2010               11.94        11.94                                            57       22.63           31.11
         57 Apr25,2010               10.78        10.78                                            58       22.58           30.67
         58 May25,2010               11.13        11.13                                            59       22.53           30.24
         59 Jun25,2010               10.76        10.76                                            60       22.48           29.82
         60 Jul25,2010               11.11        11.11                                            61       22.43           29.82
         61 Aug25,2010               10.75        10.75                                            62       22.38           29.82
         62 Sep25,2010               10.74        10.74                                            63       22.33           29.82
         63 Oct25,2010               11.09        11.09                                            64       22.28           29.82
         64 Nov25,2010               10.73        10.73                                            65       22.22           29.82
         65 Dec25,2010               11.07        11.07                                            66       22.17           29.82
         66 Jan25,2011               10.71        10.71                                            67       22.12           29.82
         67 Feb25,2011               10.70        10.70                                            68       22.07           29.82
         68 Mar25,2011               11.84        11.84                                            69       22.02           29.82
         69 Apr25,2011               10.69        10.69                                            70       21.97           29.82
         70 May25,2011               11.03        11.03                                            71       21.92           29.82
         71 Jun25,2011               10.67        10.67                                            72       21.87           29.82
         72 Jul25,2011               11.01        11.01                                    ---------------------------------------
         73 Aug25,2011               10.65        10.65                                    Thereafter       21.87           29.82
         74 Sep25,2011               10.64        10.64                                    ---------------------------------------
         75 Oct25,2011               10.99        10.99
         76 Nov25,2011               10.62        10.62
         77 Dec25,2011               10.97        10.97
         78 Jan25,2012               10.60        10.60
         79 Feb25,2012               10.59
         80 Mar25,2012               11.31
         81 Apr25,2012               10.57
         82 May25,2012               10.92
         83 Jun25,2012               10.55
         84 Jul25,2012               10.90
         85 Aug25,2012               10.53
         86 Sep25,2012               10.52
         87 Oct25,2012               10.86
         88 Nov25,2012               10.50
         89 Dec25,2012               10.84
         90 Jan25,2013               10.48
         91 Feb25,2013               10.47
         92 Mar25,2013               11.58
         93 Apr25,2013               10.45
         94 May25,2013               10.79
         95 Jun25,2013               10.43
         96 Jul25,2013               10.77
         97 Aug25,2013               10.41
         98 Sep25,2013               10.40
         99 Oct25,2013               10.74
        100 Nov25,2013               10.38
        101 Dec25,2013               10.72
        102 Jan25,2014               10.36
        103 Feb25,2014               10.35
        104 Mar25,2014               11.45
        105 Apr25,2014               10.33

              *****   Not comforted by accountants  ********

Period           Interest         Balance
Total            46,387,690.28                                XS                      ** Under FFTW Stress LIBOR, FFTW Speeds
                                                              ------------
            0                0    563,862,198.98               --
            1       882,682.13    562,257,996.15                     1.88
            2       748,625.21    559,496,190.24                     1.60
            3       754,765.99    555,563,489.13                     1.62
            4       738,764.48    550,454,564.47                     1.60
            5       739,406.68    544,170,403.04                     1.61
            6       714,235.03    536,732,923.42                     1.58
            7       643,981.33    528,626,615.67                     1.44
            8       673,117.25    519,867,439.23                     1.53
            9       597,052.17    510,483,556.78                     1.38
           10       593,061.67    500,505,604.60                     1.39
           11       573,335.29    489,958,262.08                     1.37
           12       568,237.30    474,520,479.75                     1.39
           13       527,157.04    459,591,119.93                     1.33
           14       504,724.10    445,463,992.65                     1.32
           15       501,995.38    432,104,947.30                     1.35
           16       463,033.01    419,461,579.97                     1.29
           17       462,942.08    407,495,232.83                     1.32
           18       422,066.62    396,157,200.25                     1.24
           19       409,795.54    385,334,429.97                     1.24
           20       476,256.13    374,993,597.56                     1.48
           21       890,686.21    365,219,103.64                     2.85
           22       912,796.42    355,899,121.12                     3.00
           23       835,204.87    347,013,328.84                     2.82
           24       859,676.35    338,228,641.56                     2.97
           25       787,419.94    310,696,980.94                     2.79
           26       728,180.57    288,070,171.51                     2.81
           27       976,203.52    269,572,228.97                     4.07
           28       867,358.19    254,298,406.38                     3.86
           29       847,548.29    241,604,846.68                     4.00
           30       765,066.74    230,655,537.01                     3.80
           31       726,733.49    220,594,538.25                     3.78
           32       761,463.10    211,334,330.76                     4.14
           33       784,725.64    202,805,578.80                     4.46
           34       778,442.22    194,933,885.12                     4.61
           35       716,581.56    187,659,989.30                     4.41
           36       714,161.27    180,774,570.99                     4.57
           37       639,653.55    173,595,649.59                     4.25
           38       598,595.01    166,878,648.47                     4.14
           39       623,640.78    160,590,722.78                     4.48
           40       557,962.72    154,700,503.68                     4.17
           41       575,020.03    149,132,324.94                     4.46
           42       514,025.65    143,850,650.15                     4.14
           43       494,794.26    138,834,885.04                     4.13
           44       580,218.19    134,068,926.38                     5.02
           45       468,722.15    129,538,559.28                     4.20
           46       485,086.78    125,229,108.80                     4.49
           47       434,488.55    121,127,631.51                     4.16
           48       450,345.73    117,219,867.27                     4.46
           49       403,999.29    113,492,947.69                     4.14
           50       388,858.12    109,933,735.30                     4.11
           51       402,042.71    106,531,994.18                     4.39
           52       360,188.72    103,280,452.15                     4.06
           53       374,723.60    100,171,143.09                     4.35
           54       335,364.06     97,195,735.21                     4.02
           55       324,351.85     94,348,139.42                     4.00
           56       387,037.65     91,621,655.17                     4.92
           57       301,545.31     89,002,976.97                     3.95
           58       317,277.57     86,493,916.79                     4.28
           59       282,503.25     84,088,269.91                     3.92
           60       297,808.27     81,780,254.63                     4.25
           61       265,532.15     79,537,199.77                     3.90
           62       257,322.40     77,357,284.40                     3.88
           63       270,690.63     75,238,545.96                     4.20
           64       241,307.97     73,179,356.16                     3.85
           65       255,564.45     71,178,242.40                     4.19
           66       228,612.59     69,233,313.53                     3.85
           67       221,475.78     67,342,964.61                     3.84
           68       271,830.49     65,505,638.29                     4.84
           69       213,451.69     63,720,266.77                     3.91
           70       225,806.19     61,984,912.70                     4.25
           71       201,844.94     60,298,150.16                     3.91
           72       213,626.67     58,658,594.34                     4.25
           73       190,995.83     57,063,948.43                     3.91
           74       185,905.89     55,512,983.64                     3.91
           75       180,080.09     54,004,407.52                     3.89
           76       159,326.76     52,537,115.78                     3.54
           77       170,572.40     51,109,966.47                     3.90
           78       151,261.34     49,721,849.56                     3.55
           79       146,751.14     48,371,685.96                     3.54
           80       170,809.40     47,058,426.15                     4.24
           81       141,571.34     45,781,352.36                     3.61
           82       150,916.24     44,539,156.68                     3.96
           83       133,653.92     43,330,876.35                     3.60
           84       142,646.45     42,155,575.50                     3.95
           85       126,287.68     41,012,345.61                     3.59
           86       123,212.11     39,900,313.69                     3.61
           87       130,788.09     38,818,553.61                     3.93
           88       115,858.90     37,766,285.41                     3.58
           89       123,797.21     36,742,696.54                     3.93
           90       109,692.86     35,746,997.09                     3.58
           91       106,766.01     34,778,418.86                     3.58
           92       133,530.18     33,836,212.61                     4.61
           93       103,420.60     32,919,934.04                     3.67
           94       110,289.93     32,028,584.56                     4.02
           95        98,320.96     31,161,478.82                     3.68
           96       104,603.26     30,317,950.55                     4.03
           97        93,133.39     29,497,353.03                     3.69
           98        90,960.12     28,699,065.64                     3.70
           99        96,245.81     27,922,390.32                     4.02
          100        85,744.64     27,166,810.84                     3.68
          101        91,402.00     26,431,748.34                     4.04
          102        81,525.03     25,716,640.03                     3.70
          103        79,778.64     25,020,938.43                     3.72
          104        98,314.53     24,344,108.90                     4.72
          105        77,130.38     23,685,833.16                     3.80
          106        81,946.57     23,045,402.03                     4.15
          107        73,464.78     22,422,326.96                     3.83
          108        77,890.73     21,816,132.91                     4.17
          109        69,843.90     21,226,358.80                     3.84
          110        68,203.55     20,652,562.17                     3.86
          111        71,889.13     20,094,235.69                     4.18
          112        64,690.30     19,551,021.01                     3.86
          113        68,446.04     19,022,505.19                     4.20
          114        61,568.12     18,508,286.70                     3.88
          115        60,274.74     18,007,974.86                     3.91
          116        73,114.20     17,522,366.33                     4.87
          117        58,405.16     17,050,065.68                     4.00
          118        61,714.33     16,590,519.77                     4.34
          119        55,818.21     16,143,380.72                     4.04
          120        58,928.58     15,708,310.28                     4.38
          121        53,506.81     15,284,980.07                     4.09
          122        52,281.40     14,873,075.00                     4.10
          123        54,933.68     14,472,253.51                     4.43
          124        49,971.16     14,082,239.40                     4.14
          125        52,560.91     13,702,738.49                     4.48
          126        47,871.39     13,333,464.73                     4.19
          127        46,930.49     12,974,139.84                     4.22
          128        52,492.59     12,624,492.44                     4.86
          129        45,537.16     12,284,339.17                     4.33
          130        47,733.60     11,953,341.26                     4.66
          131        43,742.57     11,631,250.05                     4.39
          132        45,775.35     11,317,823.77                     4.72
          133        42,049.81     11,012,827.56                     4.46
          134        41,254.61     10,716,035.43                     4.50
          135        42,802.73     10,427,180.86                     4.79
          136        39,456.70     10,146,090.68                     4.54
          137        41,148.84      9,872,554.42                     4.87
          138        38,083.89      9,606,367.42                     4.63
          139        37,342.66      9,347,330.45                     4.66
          140        42,968.65      9,095,248.48                     5.52
          141        36,590.21      8,850,013.26                     4.83
          142        37,878.67      8,611,359.01                     5.14
          143        35,274.80      8,379,107.77                     4.92
          144        36,524.42      8,153,086.44                     5.23
          145        34,106.00      7,933,126.99                     5.02
          146        33,571.12      7,719,068.32                     5.08
          147        34,481.33      7,510,716.59                     5.36
          148        32,334.77      7,307,950.02                     5.17
          149        33,336.21      7,110,617.86                     5.47
          150        31,376.29      6,918,573.49                     5.30
          151        30,890.27      6,731,674.13                     5.36
          152        34,246.82      6,549,779.85                     6.10
          153        30,329.46      6,372,811.16                     5.56
          154        31,070.90      6,200,579.79                     5.85
          155        29,469.16      6,032,958.17                     5.70
          156        30,143.76      5,869,822.21                     6.00
          157        28,682.11      5,711,051.39                     5.86
          158        28,341.60      5,556,530.10                     5.96
          159        28,715.56      5,406,113.23                     6.20
          160        27,451.67      5,259,719.98                     6.09
          161        27,935.12      5,117,242.18                     6.37
          162        26,792.04      4,978,574.61                     6.28
          163        26,479.18      4,843,614.79                     6.38
          164        28,154.83      4,712,262.05                     6.98
          165        26,069.67      4,584,456.76                     6.64
          166        26,374.85      4,460,066.73                     6.90
          167        25,514.73      4,339,000.34                     6.86
          168        25,742.64      4,221,168.48                     7.12
          169        24,970.06      4,106,484.58                     7.10
          170        24,728.95      3,994,865.44                     7.23
          171        24,790.38      3,886,211.40                     7.45
          172        24,158.71      3,780,459.73                     7.46
          173        24,254.64      3,677,532.71                     7.70
          174        23,710.28      3,577,354.73                     7.74
          175        23,505.53      3,480,018.81                     7.88
          176        23,725.46      3,385,436.23                     8.18
          177        23,163.25      3,293,565.08                     8.21
          178        23,127.84      3,204,143.91                     8.43
          179        22,777.54      3,117,107.21                     8.53
          180        22,695.70      3,032,391.23                     8.74
          181        22,423.06      2,949,934.05                     8.87
          182        22,255.35      2,869,675.80                     9.05
          183        22,007.21      2,791,536.00                     9.20
          184        21,666.03      2,715,479.91                     9.31
          185        21,053.68      2,641,451.91                     9.30
          186        20,458.28      2,569,397.87                     9.29
          187        19,878.99      2,499,265.02                     9.28
          188        19,312.35      2,431,001.40                     9.27
          189        18,840.19      2,364,574.20                     9.30
          190        18,306.04      2,299,917.78                     9.29
          191        17,786.68      2,236,984.95                     9.28
          192        17,281.73      2,175,729.81                     9.27
          193        16,791.04      2,116,107.73                     9.26
          194        16,316.41      2,058,075.79                     9.25
          195        15,781.11      2,001,575.11                     9.20
          196        15,331.84      1,946,581.36                     9.19
          197        14,895.02      1,893,054.42                     9.18
          198        14,470.32      1,840,955.28                     9.17
          199        14,057.12      1,790,245.89                     9.16
          200        13,653.03      1,740,888.75                     9.15
          201        13,312.76      1,692,860.12                     9.18
          202        12,931.87      1,646,112.76                     9.17
          203        12,561.55      1,600,612.63                     9.16
          204        12,201.51      1,556,326.60                     9.15
          205        11,851.64      1,513,222.47                     9.14
          206        11,513.12      1,471,269.27                     9.13
          207        11,133.20      1,430,424.26                     9.08
          208        10,812.88      1,390,670.13                     9.07
          209        10,501.46      1,351,977.94                     9.06
          210        10,198.69      1,314,319.51                     9.05
          211         9,904.15      1,277,667.38                     9.04
          212         9,616.18      1,241,994.44                     9.03
          213         9,371.16      1,207,283.43                     9.05
          214         9,099.76      1,173,500.35                     9.04
          215         8,835.90      1,140,620.62                     9.04
          216         8,579.39      1,108,620.29                     9.03
          217         8,330.14      1,077,589.44                     9.02
          218         8,089.77      1,047,388.70                     9.01
          219         7,831.12      1,017,989.65                     8.97
          220         7,603.48        989,377.36                     8.96
          221         7,382.19        961,530.99                     8.95
          222         7,167.05        934,430.26                     8.94
          223         6,957.82        908,055.39                     8.94
          224         6,753.63        882,386.97                     8.92
          225         6,569.52        857,410.10                     8.93
          226         6,377.02        833,102.79                     8.93
          227         6,189.88        809,447.33                     8.92
          228         6,007.97        786,426.47                     8.91
          229         5,831.19        764,023.45                     8.90
          230         5,659.77        742,222.02                     8.89
          231         5,469.78        720,999.90                     8.84
          232         5,308.03        700,348.23                     8.83
          233         5,150.80        680,266.42                     8.83
          234         4,998.07        660,732.84                     8.82
          235         4,849.61        641,769.77                     8.81
          236         4,704.88        623,421.99                     8.80
          237         4,580.04        605,573.85                     8.82
          238         4,444.38        588,205.66                     8.81
          239         4,312.52        571,304.74                     8.80
          240         4,184.35        554,858.74                     8.79
          241         4,059.83        538,855.63                     8.78
          242         3,939.27        523,283.85                     8.77
          243         3,806.42        508,127.42                     8.73
          244         3,692.48        493,379.93                     8.72
          245         3,581.74        479,030.58                     8.71
          246         3,474.11        465,068.82                     8.70
          247         3,369.45        451,484.40                     8.69
          248         3,267.25        438,267.19                     8.68
          249         3,178.12        425,410.55                     8.70
          250         3,081.82        412,901.94                     8.69
          251         2,988.24        400,732.17                     8.68
          252         2,897.29        388,892.27                     8.68
          253         2,808.95        377,373.54                     8.67
          254         2,723.41        366,167.59                     8.66
          255         2,629.90        355,262.93                     8.62
          256         2,549.11        344,654.81                     8.61
          257         2,470.60        334,335.41                     8.60
          258         2,394.31        324,297.08                     8.59
          259         2,320.15        314,532.37                     8.59
          260         2,247.76        305,033.94                     8.58
          261         2,184.15        295,796.90                     8.59
          262         2,115.97        286,812.23                     8.58
          263         2,049.73        278,073.24                     8.58
          264         1,985.37        269,573.45                     8.57
          265         1,922.86        261,306.54                     8.56
          266         1,862.35        253,266.40                     8.55
          267         1,798.68        245,445.43                     8.52
          268         1,741.49        237,839.43                     8.51
          269         1,685.94        230,442.69                     8.51
          270         1,631.98        223,249.68                     8.50
          271         1,579.55        216,255.00                     8.49
          272         1,528.47        209,453.33                     8.48
          273         1,481.55        202,840.49                     8.49
          274         1,433.44        196,410.57                     8.48
          275         1,386.71        190,158.72                     8.47
          276         1,341.33        184,080.23                     8.46
          277         1,297.27        178,170.51                     8.46
          278         1,254.56        172,425.10                     8.45
          279         1,208.77        166,838.15                     8.41
          280         1,168.55        161,406.99                     8.40
          281         1,129.49        156,127.47                     8.40
          282         1,091.57        150,995.58                     8.39
          283         1,054.73        146,007.37                     8.38
          284         1,018.83        141,158.98                     8.37
          285           986.68        136,447.67                     8.39
          286            952.9        131,868.83                     8.38
          287           920.11        127,418.94                     8.37
          288           888.27        123,094.57                     8.37
          289           857.38        118,892.38                     8.36
          290           827.48        114,809.15                     8.35
          291           795.73        110,840.71                     8.32
          292           767.57        106,985.02                     8.31
          293           740.23        103,239.06                     8.30
          294            713.7         99,599.90                     8.30
          295           687.95         96,064.69                     8.29
          296           662.88         92,630.62                     8.28
          297           640.21         89,296.91                     8.29
          298           616.64         86,058.95                     8.29
          299           593.78         82,914.19                     8.28
          300            571.6         79,860.11                     8.27
          301           550.09         76,894.31                     8.27
          302           529.28         74,014.43                     8.26
          303           507.45         71,217.54                     8.23
          304           487.88         68,502.05                     8.22
          305           468.89         65,865.78                     8.21
          306           450.48         63,306.60                     8.21
          307           432.63         60,822.43                     8.20
          308           415.27         58,411.25                     8.19
          309           399.43         56,071.46                     8.21
          310           383.12         53,800.76                     8.20
          311           367.32         51,597.29                     8.19
          312              352         49,459.23                     8.19
          313           337.15         47,384.81                     8.18
          314           322.79         45,372.34                     8.17
          315           308.21         43,419.85                     8.15
          316           294.73         41,526.01                     8.15
          317           281.66         39,689.22                     8.14
          318              269         37,907.94                     8.13
          319           256.74         36,180.66                     8.13
          320           244.84         34,505.89                     8.12
          321           233.68         32,882.37                     8.13
          322           222.52         31,308.55                     8.12
          323           211.72         29,783.07                     8.11
          324           201.26         28,304.61                     8.11
          325           191.14         26,871.89                     8.10
          326           181.35         25,483.67                     8.10
          327           171.39         24,138.52                     8.07
          328           162.24         22,835.48                     8.07
          329           153.38         21,573.40                     8.06
          330           144.81         20,351.14                     8.05
          331           136.52         19,167.61                     8.05
          332           128.49         18,021.74                     8.04
          333           121.01         16,912.61                     8.06
          334            113.5         15,839.09                     8.05
          335           106.23         14,800.18                     8.05
          336            99.21         13,794.93                     8.04
          337            92.43         12,822.41                     8.04
          338            85.88         11,881.71                     8.04
          339            79.34         10,971.86                     8.01
          340            73.23         10,092.09                     8.01
          341            67.34          9,241.56                     8.01
          342            61.65          8,419.47                     8.01
          343            56.15          7,625.01                     8.00
          344            50.84          6,857.40                     8.00
          345            45.83          6,115.95                     8.02
          346            40.88          5,399.86                     8.02
          347             36.1          4,708.42                     8.02
          348             31.5          4,040.93                     8.03
          349            27.06          3,396.72                     8.04
          350            22.79          2,775.12                     8.05
          351            18.61          2,175.48                     8.05
          352            14.65          1,597.57                     8.08
          353            10.83          1,040.40                     8.13
          354             7.16            503.38                     8.26
          355             3.63             109.8                     8.65
          356             1.04                 0                    11.37

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

SABR 2005-FR3



Cheyene

                       ---------------------------------------------------------------------------------------------------
                                                     FL                 FL+100               FL+200            FL+300
                       DM                            49                   49                   49                49
                       WAL                          4.46                 4.47                 4.53              4.65

                       ---------------------------------------------------------------------------------------------------


         Assumptions:

         FRM: ramp from 2 CPR to 17CPR in 15 months, remain at 17 CPR for life
         ARM: 25CPR in Year 1, 35 CPR to weighted average 1st reset, spike to 60CPR for 4 months, ramp down to 40CPR over 10 months, remain at 40CPR for life
         Fail Triggers
         Loss Assumption:
         Use 5 % Cumulative Loss, distributed as follows:
         % Dist'n Time period
                    0%  6 months constant
                    10  over 12 months, evenly divided
                    48  over 24 months, evenly divided
                    16  over 12 months, evenly divided
                    10  over 12 months, evenly divided
                     6  over 12 months, evenly divided
                    10  over 24 months, evenly divided
                     0  remaining life

SABR 2005-FR3

                     ***Not Comforted by the Accountants***

Deerfield
40 % Severity        to Maturty
12 Mon Lag           Triggers Failing
First $ Prin Wrietdown
100 PPC

                   -------------------------------------------
                                    FWD LIBOR
                   -------------------------------------------
                         CDR         Cum Loss         WAL
                         ---         --------         ---
            M-1        19.254         17.14%           7.5
            M-2        13.703         13.63%          9.54
            M-3        12.187         12.52%         12.64
            B3          8.879          9.83%         14.45
                   -------------------------------------------


                   -------------------------------------------
                                 FWD LIBOR + 100
                   -------------------------------------------
                         CDR        Cum Loss          WAL
                         ---        --------          ---
            M-1        18.546         16.74%          7.62
            M-2        13.074         13.18%          9.71
            M-3        11.581         12.07%         12.86
            B3          8.324          9.35%          14.7
                   -------------------------------------------


                   -------------------------------------------
                                 FWD LIBOR + 200
                   -------------------------------------------
                         CDR         Cum Loss         WAL
                         ---         --------         ---
            M-1        17.756         16.28%          7.76
            M-2        12.354         12.66%          9.89
            M-3        10.881         11.52%         13.10
            B3          7.676          8.76%         14.97
                   -------------------------------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.